UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02809

Name of Fund: BlackRock Advantage SMID Cap Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Advantage SMID
Cap Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2024

Date of reporting period: 03/31/2024

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MARCH 31, 2024

2024 Annual Report

BlackRock Advantage SMID Cap Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended March 31, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still robust. Meanwhile, international developed market equities also gained strongly, while emerging market stocks advanced at a more modest pace.

The 10-year U.S. Treasury yield rose during the reporting period, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove positive returns overall for 10-year U.S. Treasuries and solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for rapid interest rate cuts, as reflected in the ongoing rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2024

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	23.48%	29.88%

U.S. small cap equities (Russell 2000® Index)	19.94	19.71

International equities (MSCI Europe, Australasia, Far East Index)	16.81	15.32

Emerging market equities (MSCI Emerging Markets Index)	10.42	8.15

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.68	5.24

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.88	(2.44)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	5.99	1.70

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.48	3.13

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.73	11.15
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of March 31, 2024	BlackRock Advantage SMID Cap Fund, Inc.

Investment Objective

BlackRock Advantage SMID Cap Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2024, all of the Fund’s share classes outperformed its benchmark, the Russell 2500TM Index.

What factors influenced performance?

The broad equity market rose early in the reporting period despite the hawkish tone of central banks and the weakening of global economic growth. The market was supported by the strength of U.S. labor markets and goods inflation in Europe, as well as optimism around a soft landing for the economy and the impact of artificial intelligence (“AI”) innovations in the information technology (“IT”) sector. As the reporting period progressed, equity markets gave back some of their gains before rebounding on investor sentiment that policy makers had successfully controlled inflation while avoiding a major increase in unemployment and economic contraction. Market breadth varied globally, with United States performance leadership concentrated within mega-cap technology stocks while international equity strength was spread more widely. Value styles continued to perform well in Europe and Japan. The market rally continued into the end of the period, driven by the combination of resilient macro and micro data along with excitement around innovations within IT and healthcare. The rally disregarded inflation data that led to reduced expectations for the timing and pace of monetary policy easing. Further, market leadership evolved, with performance diverging across the “Magnificent Seven” mega-cap tech stocks in the United States.

Insights related to sentiment were the largest contributors to performance, particularly text-based insights gauging sentiment from conference calls and broker reports which drove successful stock selection across consumer discretionary stocks. Additionally, insights evaluating social media engagement proved additive. Fundamental measures also played a pivotal role in driving performance during the period. In this vein, traditional valuation insights focusing on key indicators such as company sales, cash flow, and various financial statement metrics demonstrated robust performance, benefiting notably from the move higher in rates. Finally, macro-related insights correctly positioned the portfolio amid the AI-fueled market rally, correctly guiding investments across companies within the AI ecosystem.

On the downside, while fundamental insights broadly contributed, those derived from company review websites and which focused on evaluating corporate culture had an adverse impact on performance, most notably with respect to selections within the healthcare sector. Additionally, industry specific measures tracking news of company controversies also struggled over the period. Finally, fundamental quality insights which favored companies with longer term debt maturities drove an unsuccessful allocation to the utilities sector.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major drivers of return during the reporting period. However, there were several new signals added within the Fund’s group of stock selection insights. The Fund expanded its alternative data capabilities by incorporating enriched data sets that capture informed investor positioning and real-time news flow. Furthermore, in response to the emerging industry crisis, the Fund introduced a new bank quality insight enabling better identification of firms with reduced exposure to uninsured deposits and commercial real estate. Additionally, the Fund introduced a new signal designed to identify firms connected to the AI ecosystem, and a refined version of the broker sentiment signal that leverages a large language model for sentiment analysis. Finally, a new insight to analyze the impact on companies of the disruption to trade related to the Red Sea route was developed.

Describe portfolio positioning at period end.

From a sector positioning perspective, relative to the Russell 2500TM Index, the Fund’s positioning remained largely sector neutral. The Fund maintained slight overweight allocations to healthcare and IT companies and maintained slight underweight positions in the financials and materials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024 (continued)	BlackRock Advantage SMID Cap Fund, Inc.

GROWTH OF$10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. small and medium capitalization companies, and derivatives that have similar economic characteristics to such securities. The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 2500™ Index. The Fund’s total returns for the period between December 15, 2017 and February 8, 2021 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Advantage U.S. Total Market Fund, Inc.” The Fund’s total returns for the period prior to December 15, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Value Opportunities Fund, Inc.”

(c)

An index that measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Performance

	Average Annual Total Returns(a)(b)
	1 Year		5 Years		10 Years
	Without	With	Without	With	Without	With
	Sales	Sales	Sales	Sales	Sales	Sales
	Charge	Charge	Charge	Charge	Charge	Charge

Institutional	23.15%	N/A	10.47%	N/A	8.46%	N/A
Investor A	22.85	16.40%	10.20	9.02%	8.19	7.61%
Investor C	21.91	20.91	9.37	9.37	7.51	7.51
Class K	23.23	N/A	10.53	N/A	8.48	N/A
Class R	22.55	N/A	9.92	N/A	7.90	N/A

Russell 2500TM Index	21.43	N/A	9.90	N/A	8.84	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. small and medium capitalization companies, and derivatives that have similar economic characteristics to such securities. The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 2500™ Index. The Fund’s total returns for the period between December 15, 2017 and February 8, 2021 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Advantage U.S. Total Market Fund, Inc.” The Fund’s total returns for the period prior to December 15, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Value Opportunities Fund, Inc“.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2024 (continued)	BlackRock Advantage SMID Cap Fund, Inc.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
	Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
	(10/01/23)	(03/31/24)	the Period	(a)	(10/01/23)	(03/31/24)	the Period	(a)	Ratio
Institutional	$ 1,000.00	$ 1,224.50	$ 2.67		$ 1,000.00	$ 1,022.60	$ 2.43		0.48%
Investor A	1,000.00	1,222.90	4.06		1,000.00	1,021.35	3.69		0.73
Investor C	1,000.00	1,217.80	8.21		1,000.00	1,017.60	7.47		1.48
Class K	1,000.00	1,224.60	2.39		1,000.00	1,022.85	2.17		0.43
Class R	1,000.00	1,220.60	5.44		1,000.00	1,020.10	4.95		0.98

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Reinsurance Group of America, Inc.	1.3%

Manhattan Associates, Inc.	1.3

AECOM	1.3

Oshkosh Corp.	1.3

Boyd Gaming Corp.	1.2

EMCOR Group, Inc.	1.2

Flowserve Corp.	1.2

Nutanix, Inc., Class A	1.1

TD SYNNEX Corp.	1.1

Brixmor Property Group, Inc.	1.1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Industrials	21.9%

Financials	14.4

Consumer Discretionary	14.3

Information Technology	14.1

Health Care	12.8

Real Estate	5.3

Energy	4.7

Materials	4.2

Consumer Staples	3.2

Utilities	2.1

Communication Services	2.0

Short-Term Securities	1.8

Liabilities in Excess of Other Assets	(0.8)

(a)	Excludes short-term investments.

(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2024	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.8%
Axon Enterprise, Inc.(a)	405	$126,716
BWX Technologies, Inc.	4,157	426,591
Curtiss-Wright Corp.	6,421	1,643,391
Ducommun, Inc.(a)	880	45,144
Huntington Ingalls Industries, Inc.	1,580	460,523
Moog, Inc., Class A	573	91,480
Textron, Inc.	6,213	596,013

		3,389,858
Air Freight & Logistics — 0.5%
GXO Logistics, Inc.(a)	34,283	1,843,054
Hub Group, Inc., Class A	9,088	392,783

		2,235,837
Automobile Components — 1.8%
Adient PLC(a)	106,715	3,513,058
BorgWarner, Inc.	17,290	600,655
Dana, Inc.	15,080	191,516
Lear Corp.	14,407	2,087,286
Patrick Industries, Inc.	598	71,443
Visteon Corp.(a)	10,015	1,177,864

		7,641,822
Banks — 4.4%
1st Source Corp.	2,460	128,953
Amalgamated Financial Corp.	34,370	824,880
Ameris Bancorp	4,160	201,261
Axos Financial, Inc.(a)	1,947	105,216
Bank of Marin Bancorp	768	12,879
BankFinancial Corp.	6,341	66,581
Bar Harbor Bankshares	3,990	105,655
Capital City Bank Group, Inc.	3,421	94,762
Columbia Banking System, Inc.	22,670	438,664
ConnectOne Bancorp, Inc.	14,269	278,245
Eagle Bancorp Montana, Inc.	1,922	24,678
Enterprise Bancorp, Inc.	4,197	108,996
Enterprise Financial Services Corp.	12,122	491,668
FB Financial Corp.	11,985	451,355
First Bank	21,485	295,204
First Business Financial Services, Inc.	1,787	67,013
First Horizon Corp.	101,329	1,560,467
First Internet Bancorp	9,818	341,077
First Interstate BancSystem, Inc., Class A	7,585	206,388
First Northwest Bancorp	4,551	71,223
FNB Corp.	43,750	616,875
Glacier Bancorp, Inc.	16,303	656,685
Hancock Whitney Corp.	30,964	1,425,583
Heartland Financial U.S.A., Inc.	37,132	1,305,190
Heritage Commerce Corp.	90,461	776,155
Heritage Financial Corp.	302	5,856
HomeTrust Bancshares, Inc.	7,182	196,356
Horizon Bancorp, Inc.	35,018	449,281
Independent Bank Corp.	70,078	1,776,477
Independent Bank Group, Inc.	2,329	106,319
Investar Holding Corp.	1,484	24,278
Lakeland Bancorp, Inc.	9,565	115,737
Mercantile Bank Corp.	5,299	203,959
Midland States Bancorp, Inc.	24,613	618,525
Northrim BanCorp, Inc.	1,337	67,532
OceanFirst Financial Corp.	80,373	1,318,921
Republic First Bancorp, Inc.(a)	87,118	488
Shore Bancshares, Inc.	13,529	155,583
Southern First Bancshares, Inc.(a)	1,503	47,735

Security	Shares	Value

Banks (continued)
Summit Financial Group, Inc.	2,819	$76,564
Univest Financial Corp.	11,556	240,596
Valley National Bancorp	188,695	1,502,012
Washington Trust Bancorp, Inc.	13,471	362,100
Western New England Bancorp, Inc.	14,816	113,639
Wintrust Financial Corp.	4,737	494,495

		18,532,106
Beverages — 0.6%
National Beverage Corp.(a)	4,722	224,106
Primo Water Corp.	123,977	2,257,621

		2,481,727
Biotechnology — 5.4%
ACADIA Pharmaceuticals, Inc.(a)	49,291	911,391
Alector, Inc.(a)	47,323	284,884
Amicus Therapeutics, Inc.(a)	5,194	61,185
Apellis Pharmaceuticals, Inc.(a)	6,993	411,049
Arcturus Therapeutics Holdings, Inc.(a)	12,164	410,778
Arcus Biosciences, Inc.(a)	4,529	85,508
Blueprint Medicines Corp.(a)	11,768	1,116,313
CareDx, Inc.(a)	22,098	234,018
Catalyst Pharmaceuticals, Inc.(a)	9,358	149,167
CG oncology, Inc.(a)	5,184	227,578
Cytokinetics, Inc.(a)	609	42,697
Deciphera Pharmaceuticals, Inc.(a)	23,795	374,295
Denali Therapeutics, Inc.(a)	7,680	157,594
Emergent BioSolutions, Inc.(a)	38,868	98,336
Exact Sciences Corp.(a)	23,656	1,633,683
Exelixis, Inc.(a)	52,754	1,251,852
Fate Therapeutics, Inc.(a)	39,694	291,354
Halozyme Therapeutics, Inc.(a)	26,786	1,089,654
Ideaya Biosciences, Inc.(a)	2,292	100,573
Intellia Therapeutics, Inc.(a)	33,398	918,779
Ionis Pharmaceuticals, Inc.(a)	26,436	1,146,001
iTeos Therapeutics, Inc.(a)	22,493	306,805
Kiniksa Pharmaceuticals Ltd., Class A(a)	37,971	749,168
Kodiak Sciences, Inc.(a)	37,980	199,775
Kronos Bio, Inc.(a)	61,073	79,395
Kura Oncology, Inc.(a)	13,769	293,693
Kyverna Therapeutics, Inc.(a)	2,947	73,203
Merus NV(a)	1,147	51,649
Natera, Inc.(a)	15,542	1,421,471
Neurocrine Biosciences, Inc.(a)	11,730	1,617,802
Poseida Therapeutics, Inc.(a)	24,769	79,013
Protagonist Therapeutics, Inc.(a)	3,509	101,515
PTC Therapeutics, Inc.(a)	18,784	546,427
Quince Therapeutics, Inc.(a)	8,421	8,926
REGENXBIO, Inc.(a)	9,532	200,839
Relay Therapeutics, Inc.(a)	11,172	92,728
Sarepta Therapeutics, Inc.(a)	11,729	1,518,436
SQZ Biotechnologies Co.(a)	1,031	49
Sutro Biopharma, Inc.(a)	20,383	115,164
TG Therapeutics, Inc.(a)	10,986	167,097
Twist Bioscience Corp.(a)	7,869	269,985
Ultragenyx Pharmaceutical, Inc.(a)	17,522	818,102
uniQure NV(a)	32,918	171,174
United Therapeutics Corp.(a)	6,037	1,386,820
Vanda Pharmaceuticals, Inc.(a)	64,972	267,035
Vaxcyte, Inc.(a)	1,530	104,514
Veracyte, Inc.(a)	3,565	79,000
Vericel Corp.(a)	5,000	260,100
Viking Therapeutics, Inc.(a)	1,707	139,974
Vir Biotechnology, Inc.(a)	69,996	709,059

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) March 31, 2024	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Voyager Therapeutics, Inc.(a)	8,697	$80,969
Zymeworks, Inc.(a)	3,980	41,870

		22,948,446
Broadline Retail — 0.3%
Kohl’s Corp.	36,287	1,057,766

Building Products — 3.9%
A O Smith Corp.	45,066	4,031,605
Advanced Drainage Systems, Inc.	6,937	1,194,829
AZEK Co., Inc. (The), Class A(a)	44,159	2,217,665
Builders FirstSource, Inc.(a)	12,315	2,568,293
Caesarstone Ltd.(a)	4,705	19,244
JELD-WEN Holding, Inc.(a)	31,274	663,947
Lennox International, Inc.	1,299	634,899
Masonite International Corp.(a)	1,469	193,100
Owens Corning	19,284	3,216,571
Resideo Technologies, Inc.(a)	18,162	407,192
Trex Co., Inc.(a)	13,724	1,368,969

		16,516,314
Capital Markets — 2.3%
Cboe Global Markets, Inc.	325	59,712
Evercore, Inc., Class A	3,751	722,405
Federated Hermes, Inc., Class B	10,825	390,999
Houlihan Lokey, Inc., Class A	21,522	2,758,905
Invesco Ltd.	149,106	2,473,669
Lazard, Inc.	2,516	105,345
Robinhood Markets, Inc., Class A(a)	4,626	93,121
SEI Investments Co.	23,195	1,667,720
Victory Capital Holdings, Inc., Class A	10,785	457,608
Virtu Financial, Inc., Class A	4,895	100,445
XP, Inc., Class A	42,319	1,085,906

		9,915,835
Chemicals — 2.1%
Cabot Corp.	13,976	1,288,587
Huntsman Corp.	108,296	2,818,945
Minerals Technologies, Inc.	14,397	1,083,806
Quaker Chemical Corp.	2,705	555,201
RPM International, Inc.	25,274	3,006,343

		8,752,882
Commercial Services & Supplies — 0.3%
BrightView Holdings, Inc.(a)	23,147	275,449
Healthcare Services Group, Inc.(a)	1,757	21,928
Tetra Tech, Inc.	6,072	1,121,559

		1,418,936
Communications Equipment — 0.7%
Calix, Inc.(a)	10,164	337,038
Ciena Corp.(a)	31,548	1,560,049
NETGEAR, Inc.(a)	43,095	679,608
Viasat, Inc.(a)	28,333	512,544

		3,089,239
Construction & Engineering — 2.9%
AECOM	56,237	5,515,725
Comfort Systems U.S.A., Inc.	2,616	831,129
EMCOR Group, Inc.	14,506	5,080,001
Fluor Corp.(a)	9,266	391,766
MasTec, Inc.(a)	627	58,468
Matrix Service Co.(a)	23,251	302,961
MYR Group, Inc.(a)	322	56,914

		12,236,964

Security	Shares	Value

Construction Materials — 0.0%
Summit Materials, Inc., Class A(a)	2,784	$124,083

Consumer Finance — 2.0%
Enova International, Inc.(a)	36,310	2,281,357
EZCORP, Inc., Class A, NVS(a)	64,311	728,644
FirstCash Holdings, Inc.	13,742	1,752,655
LendingTree, Inc.(a)	3,303	139,849
OneMain Holdings, Inc.	31,459	1,607,240
Oportun Financial Corp.(a)	33,630	81,721
PRA Group, Inc.(a)	17,308	451,393
PROG Holdings, Inc.	22,681	781,134
Regional Management Corp.	17,959	434,787

		8,258,780
Consumer Staples Distribution & Retail — 1.6%
Casey’s General Stores, Inc.	10,668	3,397,225
Performance Food Group Co.(a)	37,305	2,784,445
SpartanNash Co.	2,035	41,127
US Foods Holding Corp.(a)	9,441	509,531

		6,732,328
Containers & Packaging — 0.3%
Greif, Inc., Class A, NVS	1,789	123,530
Westrock Co.	27,131	1,341,628

		1,465,158
Diversified Consumer Services — 0.5%
Chegg, Inc.(a)	12,535	94,890
Duolingo, Inc., Class A(a)	1,612	355,575
Frontdoor, Inc.(a)	17,085	556,629
Laureate Education, Inc., Class A	62,281	907,434

		1,914,528
Diversified REITs — 0.2%
American Assets Trust, Inc.	31,441	688,872

Diversified Telecommunication Services — 0.2%
Cogent Communications Holdings, Inc.	848	55,400
Frontier Communications Parent, Inc.(a)	24,588	602,406
Ooma, Inc.(a)	35,519	302,977

		960,783
Electric Utilities — 0.5%
Portland General Electric Co.	49,780	2,090,760

Electrical Equipment — 2.3%
Atkore, Inc.	19,206	3,656,054
Encore Wire Corp.	7,290	1,915,666
EnerSys	6,030	569,594
Freyr Battery, Inc.(a)	7,281	12,232
Generac Holdings, Inc.(a)	378	47,681
Hubbell, Inc.	3,387	1,405,774
Sensata Technologies Holding PLC	1,081	39,716
Vertiv Holdings Co., Class A	24,146	1,972,004

		9,618,721
Electronic Equipment, Instruments & Components — 3.2%
Arrow Electronics, Inc.(a)	9,589	1,241,392
Avnet, Inc.	11,384	564,419
Fabrinet(a)	1,482	280,128
Flex Ltd.(a)	119,659	3,423,444
Insight Enterprises, Inc.(a)	2,306	427,809
Itron, Inc.(a)	10,057	930,473
Kimball Electronics, Inc.(a)	2,638	57,113
Sanmina Corp.(a)	10,882	676,643

10	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
TD SYNNEX Corp.	41,593	$4,704,168
TTM Technologies, Inc.(a)	71,173	1,113,857

		13,419,446
Energy Equipment & Services — 0.4%
Borr Drilling Ltd.	10,710	73,364
Helmerich & Payne, Inc.	13,382	562,847
Liberty Energy, Inc., Class A	26,117	541,144
ProPetro Holding Corp.(a)	74,542	602,299
Transocean Ltd.(a)	17,993	112,996

		1,892,650
Entertainment — 0.5%
Lions Gate Entertainment Corp., Class A(a)	19,281	191,846
Lions Gate Entertainment Corp., Class B, NVS(a)	28,598	266,247
Playtika Holding Corp.	41,393	291,821
Roku, Inc., Class A(a)	17,982	1,171,887

		1,921,801
Financial Services — 2.5%
Affirm Holdings, Inc., Class A(a)	25,794	961,084
Euronet Worldwide, Inc.(a)	26,582	2,922,159
Jack Henry & Associates, Inc.	9,871	1,714,889
MGIC Investment Corp.	3,615	80,831
NMI Holdings, Inc., Class A(a)	3,272	105,817
Pagseguro Digital Ltd., Class A(a)	189,552	2,706,803
Repay Holdings Corp., Class A(a)	34,502	379,522
StoneCo Ltd., Class A(a)	78,152	1,298,105
Toast, Inc., Class A(a)	12,013	299,364

		10,468,574
Food Products — 0.6%
Flowers Foods, Inc.	27,391	650,536
Pilgrim’s Pride Corp.(a)	2,184	74,955
Simply Good Foods Co. (The)(a)	16,521	562,210
Vital Farms, Inc.(a)	52,522	1,221,136

		2,508,837
Gas Utilities — 1.5%
New Jersey Resources Corp.	63,011	2,703,802
ONE Gas, Inc.	25,334	1,634,803
UGI Corp.	80,130	1,966,390

		6,304,995
Ground Transportation — 0.9%
Covenant Logistics Group, Inc., Class A	6,563	304,261
Saia, Inc.(a)	5,689	3,328,065
Schneider National, Inc., Class B	2,999	67,897

		3,700,223
Health Care Equipment & Supplies — 1.9%
Accuray, Inc.(a)	28,286	69,866
AngioDynamics, Inc.(a)	14,104	82,791
Enovis Corp.(a)(b)	32,792	2,047,860
Envista Holdings Corp.(a)	103,799	2,219,223
Haemonetics Corp.(a)	3,185	271,840
ICU Medical, Inc.(a)	415	44,538
Inmode Ltd.(a)	2,469	53,355
Inogen, Inc.(a)	6	48
Inspire Medical Systems, Inc.(a)	3,406	731,575
Lantheus Holdings, Inc.(a)	1,178	73,319
Merit Medical Systems, Inc.(a)	16,613	1,258,435
Nevro Corp.(a)	2,816	40,663
Novocure Ltd.(a)	31,088	485,905
Omnicell, Inc.(a)	2,180	63,721
Penumbra, Inc.(a)	320	71,418

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Tactile Systems Technology, Inc.(a)	13,617	$221,276
Varex Imaging Corp.(a)	5,862	106,102

		7,841,935
Health Care Providers & Services — 1.9%
Alignment Healthcare, Inc.(a)	4,136	20,514
Brookdale Senior Living, Inc.(a)	11,206	74,072
Chemed Corp.	5,081	3,261,646
Cross Country Healthcare, Inc.(a)	3,419	64,004
Ensign Group, Inc. (The)	18,865	2,347,183
Guardant Health, Inc.(a)	22,692	468,136
PetIQ, Inc., Class A(a)	18,007	329,168
Privia Health Group, Inc.(a)(b)	8,213	160,893
Surgery Partners, Inc.(a)	31,219	931,263
Tenet Healthcare Corp.(a)(b)	4,596	483,085

		8,139,964
Health Care Technology — 0.6%
American Well Corp., Class A(a)	96,367	78,125
Health Catalyst, Inc.(a)	27,473	206,871
Teladoc Health, Inc.(a)(b)	157,750	2,382,025

		2,667,021
Hotel & Resort REITs — 1.4%
Braemar Hotels & Resorts, Inc.	110,482	220,964
Host Hotels & Resorts, Inc.	3,370	69,692
Park Hotels & Resorts, Inc.	250,393	4,379,374
RLJ Lodging Trust	40,846	482,800
Ryman Hospitality Properties, Inc.	4,797	554,581
Summit Hotel Properties, Inc.	6,893	44,873

		5,752,284
Hotels, Restaurants & Leisure — 2.7%
Boyd Gaming Corp.	75,571	5,087,440
Everi Holdings, Inc.(a)	3,156	31,718
Marriott Vacations Worldwide Corp.	5,566	599,625
NEOGAMES SA(a)	849	24,587
PlayAGS, Inc.(a)	7,155	64,252
Texas Roadhouse, Inc.	15,938	2,461,943
Wingstop, Inc.	8,315	3,046,616

		11,316,181
Household Durables — 3.2%
Century Communities, Inc.	4,440	428,460
GoPro, Inc., Class A(a)	55,339	123,406
Installed Building Products, Inc.	8,252	2,135,040
KB Home	1,129	80,023
Leggett & Platt, Inc.	108,471	2,077,220
MDC Holdings, Inc.	2,036	128,085
PulteGroup, Inc.	6,002	723,961
Taylor Morrison Home Corp., Class A(a)	9,111	566,431
Toll Brothers, Inc.	31,339	4,054,326
TopBuild Corp.(a)	6,528	2,877,085
Tri Pointe Homes, Inc.(a)	3,480	134,537
Universal Electronics, Inc.(a)	175	1,752
Vizio Holding Corp., Class A(a)	5,086	55,641

		13,385,967
Household Products — 0.2%
Central Garden & Pet Co., Class A, NVS(a)	27,651	1,020,875

Independent Power and Renewable Electricity Producers — 0.1%
Clearway Energy, Inc., Class A	12,007	258,271

Insurance — 3.2%
Brighthouse Financial, Inc.(a)	4,529	233,425
Crawford & Co., Class A, NVS	2,123	20,020

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) March 31, 2024	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Everest Group Ltd.	1,019	$405,052
Globe Life, Inc.	17,868	2,079,299
Kinsale Capital Group, Inc.	2,390	1,254,129
Reinsurance Group of America, Inc.	28,753	5,545,879
Selective Insurance Group, Inc.	9,037	986,569
Unum Group	54,302	2,913,845

		13,438,218
Interactive Media & Services — 0.7%
Bumble, Inc., Class A(a)	110,326	1,252,200
Outbrain, Inc.(a)	18,304	72,301
Shutterstock, Inc.	9,641	441,654
Taboola.com Ltd.(a)	75,498	335,211
Yelp, Inc.(a)	7,260	286,044
ZipRecruiter, Inc., Class A(a)	56,246	646,267

		3,033,677
IT Services — 0.5%
Amdocs Ltd.	2,584	233,516
Fastly, Inc., Class A(a)	17,525	227,299
Kyndryl Holdings, Inc.(a)	63,491	1,381,564
Unisys Corp.(a)	13,123	64,434
Wix.com Ltd.(a)	1,850	254,338

		2,161,151
Leisure Products — 0.0%
Mattel, Inc.(a)	2,272	45,008

Life Sciences Tools & Services — 1.1%
Bio-Techne Corp.	5,100	358,989
Bruker Corp.	14,524	1,364,385
Charles River Laboratories International, Inc.(a)	1,872	507,218
Codexis, Inc.(a)	70,779	247,019
Medpace Holdings, Inc.(a)	3,377	1,364,815
Pacific Biosciences of California, Inc.(a)	20,266	75,997
Personalis, Inc.(a)	145,172	216,306
QIAGEN NV	5,722	245,989
Repligen Corp.(a)	1,504	276,616
Seer, Inc., Class A(a)	52,076	98,944

		4,756,278
Machinery — 3.9%
Donaldson Co., Inc.	17,617	1,315,638
Flowserve Corp.	108,930	4,975,922
Graco, Inc.	1,792	167,480
Kennametal, Inc.	31,001	773,165
Manitowoc Co., Inc. (The)(a)	31,631	447,262
Mueller Industries, Inc.	38,488	2,075,658
Oshkosh Corp.	43,133	5,379,117
Snap-on, Inc.	3,519	1,042,398
Terex Corp.	1,789	115,212

		16,291,852
Marine Transportation — 0.1%
Matson, Inc.	5,263	591,561

Media — 0.5%
Cable One, Inc.	1,430	605,076
comScore, Inc.(a)	663	10,210
EchoStar Corp., Class A(a)	8,026	114,370
EW Scripps Co. (The), Class A, NVS(a)	20,350	79,976
Gray Television, Inc.	24,755	156,452
Integral Ad Science Holding Corp.(a)	2,933	29,242
Liberty Media Corp.—Liberty SiriusXM, Class A(a)	4,954	147,134
New York Times Co. (The), Class A	3,834	165,705
PubMatic, Inc., Class A(a)	17,250	409,170

Security	Shares	Value

Media (continued)
TEGNA, Inc.	13,032	$194,698
Thryv Holdings, Inc.(a)	12,771	283,899

		2,195,932
Metals & Mining — 1.6%
Alcoa Corp.	79,183	2,675,594
Cleveland-Cliffs, Inc.(a)(b)	46,837	1,065,073
Materion Corp.	1,510	198,942
Olympic Steel, Inc.	3,639	257,932
Radius Recycling, Inc., Class A	1,025	21,658
Royal Gold, Inc.	12,991	1,582,434
Ryerson Holding Corp.	3,885	130,148
United States Steel Corp.	14,777	602,606
Warrior Met Coal, Inc.	1,258	76,361

		6,610,748
Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Granite Point Mortgage Trust, Inc.	21,020	100,265

Multi-Utilities — 0.0%
Avista Corp.	5,097	178,497

Office REITs — 0.5%
Brandywine Realty Trust	18,866	90,557
Equity Commonwealth(a)	96,992	1,831,209
Paramount Group, Inc.	37,748	177,038

		2,098,804
Oil, Gas & Consumable Fuels — 4.3%
Antero Resources Corp.(a)	21,931	635,999
Ardmore Shipping Corp.	24,743	406,280
Callon Petroleum Co.(a)	3,102	110,927
Delek U.S. Holdings, Inc.	13,378	411,240
EOG Resources, Inc.	12,437	1,589,946
HF Sinclair Corp.	57,243	3,455,760
International Seaways, Inc.	8,294	441,241
Magnolia Oil & Gas Corp., Class A	85,381	2,215,637
Murphy Oil Corp.	73,297	3,349,673
Ovintiv, Inc.	3,782	196,286
PBF Energy, Inc., Class A	38,086	2,192,611
Plains GP Holdings LP, Class A	3,945	71,996
Scorpio Tankers, Inc.	6,461	462,285
SM Energy Co.	35,343	1,761,848
World Kinect Corp.	29,794	788,051

		18,089,780
Paper & Forest Products — 0.2%
Louisiana-Pacific Corp.	10,100	847,491

Passenger Airlines — 0.8%
Alaska Air Group, Inc.(a)	56,807	2,442,133
Copa Holdings SA, Class A, NVS	832	86,661
JetBlue Airways Corp.(a)	119,024	883,158

		3,411,952
Personal Care Products — 0.1%
BellRing Brands, Inc.(a)	6,258	369,410
elf Beauty, Inc.(a)	959	187,993
Nature’s Sunshine Products, Inc.(a)	3,272	67,959

		625,362
Pharmaceuticals — 1.9%
Alto Neuroscience, Inc.(a)	80	1,228
Atea Pharmaceuticals, Inc.(a)	20,922	84,525
Corcept Therapeutics, Inc.(a)	73,248	1,845,117
Elanco Animal Health, Inc.(a)	114,466	1,863,506
Harmony Biosciences Holdings, Inc.(a)	11,751	394,599

12	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Jazz Pharmaceuticals PLC(a)	10,679	$1,285,965
Perrigo Co. PLC	42,180	1,357,774
Prestige Consumer Healthcare, Inc.(a)	4,153	301,342
Scilex Holding Co. (Acquired 01/09/23, Cost $174,983)(a)(c)	3,339	5,035
Supernus Pharmaceuticals, Inc.(a)	24,221	826,178

		7,965,269
Professional Services — 2.8%
ExlService Holdings, Inc.(a)	107,257	3,410,773
Genpact Ltd.	37,354	1,230,814
Insperity, Inc.	35,688	3,911,762
Kelly Services, Inc., Class A, NVS	14,101	353,089
ManpowerGroup, Inc.	1,054	81,833
Maximus, Inc.	22,065	1,851,253
Mistras Group, Inc.(a)	12,398	118,525
Robert Half, Inc.	10,344	820,072

		11,778,121
Real Estate Management & Development — 0.5%
Anywhere Real Estate, Inc.(a)	94,014	581,006
Compass, Inc., Class A(a)	15,693	56,495
eXp World Holdings, Inc.	35,378	365,455
Forestar Group, Inc.(a)	2,983	119,887
Jones Lang LaSalle, Inc.(a)	1,602	312,534
Zillow Group, Inc., Class A(a)	3,682	176,221
Zillow Group, Inc., Class C, NVS(a)	9,204	448,971

		2,060,569
Residential REITs — 0.6%
Camden Property Trust	11,938	1,174,699
Clipper Realty, Inc.	18	87
Independence Realty Trust, Inc.	78,972	1,273,818
NexPoint Residential Trust, Inc.	7,888	253,915

		2,702,519
Retail REITs — 1.5%
Brixmor Property Group, Inc.	189,388	4,441,148
Kimco Realty Corp.	38,288	750,828
Kite Realty Group Trust	48,826	1,058,548

		6,250,524
Semiconductors & Semiconductor Equipment — 1.8%
Amkor Technology, Inc.	3,916	126,252
Astera Labs, Inc.(a)	4,517	335,116
Axcelis Technologies, Inc.(a)	12,421	1,385,190
Cirrus Logic, Inc.(a)	21,965	2,033,080
MaxLinear, Inc.(a)	21,582	402,936
Photronics, Inc.(a)	3,208	90,851
Power Integrations, Inc.	47,529	3,400,700

		7,774,125
Software — 7.1%
8x8, Inc.(a)	128,391	346,656
ACI Worldwide, Inc.(a)	29,367	975,278
Appfolio, Inc., Class A(a)	498	122,877
AppLovin Corp., Class A(a)	29,570	2,046,835
Clear Secure, Inc., Class A	13,526	287,698
Clearwater Analytics Holdings, Inc., Class A(a)	2,409	42,615
CommVault Systems, Inc.(a)	10,314	1,046,149
Confluent, Inc., Class A(a)	23,635	721,340
Domo, Inc., Class B(a)	30,838	275,075
Dropbox, Inc., Class A(a)	42,988	1,044,608
Elastic NV(a)	2,424	242,982
Everbridge, Inc.(a)	2,689	93,658
Five9, Inc.(a)	27,425	1,703,367

Security	Shares	Value

Software (continued)
Gitlab, Inc., Class A(a)(b)	4,611	$268,914
Hut 8 Corp.(a)(b)	10,687	117,984
Informatica, Inc., Class A(a)	11,748	411,180
JFrog Ltd.(a)	8,402	371,536
Manhattan Associates, Inc.(a)	22,048	5,517,071
MicroStrategy, Inc., Class A(a)	658	1,121,600
Nutanix, Inc., Class A(a)	78,590	4,850,575
Pegasystems, Inc.	14,649	946,911
Q2 Holdings, Inc.(a)(b)	34,966	1,837,813
Qualys, Inc.(a)	4,290	715,872
RingCentral, Inc., Class A(a)	8,697	302,134
SEMrush Holdings, Inc., Class A(a)	25,126	333,171
SentinelOne, Inc., Class A(a)	5,994	139,720
Smartsheet, Inc., Class A(a)	15,842	609,917
Teradata Corp.(a)	65,801	2,544,525
Upland Software, Inc.(a)	64,695	199,908
Varonis Systems, Inc.(a)	8,960	422,643
Workiva, Inc., Class A(a)	1,291	109,477
Zeta Global Holdings Corp., Class A(a)	9,148	99,988
Zuora, Inc., Class A(a)	33,840	308,621

		30,178,698
Specialized REITs — 0.6%
Lamar Advertising Co., Class A	22,570	2,695,084

Specialty Retail — 3.5%
1-800-Flowers.com, Inc., Class A(a)	12,946	140,205
Aaron’s Co., Inc. (The)	99,914	749,355
Abercrombie & Fitch Co., Class A(a)	5,659	709,243
Asbury Automotive Group, Inc.(a)	4,354	1,026,586
AutoNation, Inc.(a)	3,035	502,535
CarParts.com, Inc.(a)	2,927	4,742
Carvana Co., Class A(a)	4,165	366,145
Chewy, Inc., Class A(a)	23,582	375,190
Five Below, Inc.(a)	8,038	1,457,932
Gap, Inc. (The)	17,367	478,461
Group 1 Automotive, Inc.	1,231	359,735
Murphy U.S.A., Inc.	7,303	3,061,418
Penske Automotive Group, Inc.	12,377	2,004,950
Petco Health & Wellness Co., Inc.(a)	243,205	554,507
Revolve Group, Inc., Class A(a)	14,099	298,476
RH(a)	450	156,717
Stitch Fix, Inc., Class A(a)	52,876	139,593
Upbound Group, Inc.	6,834	240,625
Urban Outfitters, Inc.(a)	20,565	892,932
Wayfair, Inc., Class A(a)	16,906	1,147,579

		14,666,926
Technology Hardware, Storage & Peripherals — 0.8%
Pure Storage, Inc., Class A(a)	14,940	776,731
Super Micro Computer, Inc.(a)	2,429	2,453,363

		3,230,094
Textiles, Apparel & Luxury Goods — 2.5%
Deckers Outdoor Corp.(a)	3,916	3,685,974
G-III Apparel Group Ltd.(a)	32,150	932,672
Ralph Lauren Corp., Class A	20,824	3,909,914
Skechers U.S.A., Inc., Class A(a)	30,535	1,870,574

		10,399,134
Trading Companies & Distributors — 2.7%
Applied Industrial Technologies, Inc.	5,919	1,169,299
Beacon Roofing Supply, Inc.(a)	17,970	1,761,419
BlueLinx Holdings, Inc.(a)	3,118	406,088
Boise Cascade Co.	26,637	4,085,317

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2024	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
DNOW, Inc.(a)	32,483	$493,742
GATX Corp.	19,193	2,572,438
GMS, Inc.(a)	1,071	104,251
H&E Equipment Services, Inc.	1,096	70,341
Rush Enterprises, Inc., Class A	5,335	285,529
WESCO International, Inc.	2,543	435,565

		11,383,989
Wireless Telecommunication Services — 0.0%
Telephone & Data Systems, Inc.	13,191	211,320

Total Common Stocks — 99.0% (Cost: $359,962,468)		418,443,717

Rights

Consumer Staples Distribution & Retail — 0.0%
Akouos, Inc., CVR(a)	2,192	1,732

Total Rights — 0.0% (Cost: $—)		1,732

Total Long-Term Investments — 99.0% (Cost: $359,962,468)		418,445,449

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(d)(e)(f)	3,842,237	$3,843,774
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.19%(d)(e)	3,738,002	3,738,002

Total Short-Term Securities — 1.8% (Cost: $7,581,776)		7,581,776

Total Investments — 100.8% (Cost: $367,544,244)		426,027,225
Liabilities in Excess of Other Assets — (0.8)%		(3,442,358)

Net Assets — 100.0%		$422,584,867

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $5,035, representing 0.0% of its net assets as of period end, and an original cost of $174,983.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$3,843,445	(a)	$—		$329	$—	$3,843,774	3,842,237	$395	(b)	$—
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,165,825	—		(427,823	)(a)	—	—	3,738,002	3,738,002	190,522		—
SL Liquidity Series, LLC, Money Market Series(c)	4,426,834	—		(4,426,943	)(a)	1,418	(1,309)	—	—	31,677	(b)	—

						$1,747	$(1,309)	$7,581,776		$222,594		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	43	06/21/24	$4,614	$127,894

14	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BlackRock Advantage SMID Cap Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$127,894	$—	$—	$—	$127,894

(a)   Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,188,552	$—	$—	$—	$1,188,552

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(98,717)	$—	$—	$—	$(98,717)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$4,419,865

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$3,389,858	$—	$—	$3,389,858
Air Freight & Logistics	2,235,837	—	—	2,235,837
Automobile Components	7,641,822	—	—	7,641,822
Banks	18,532,106	—	—	18,532,106
Beverages	2,481,727	—	—	2,481,727
Biotechnology	22,948,446	—	—	22,948,446
Broadline Retail	1,057,766	—	—	1,057,766
Building Products	16,516,314	—	—	16,516,314
Capital Markets	9,915,835	—	—	9,915,835
Chemicals	8,752,882	—	—	8,752,882
Commercial Services & Supplies	1,418,936	—	—	1,418,936
Communications Equipment	3,089,239	—	—	3,089,239
Construction & Engineering	12,236,964	—	—	12,236,964
Construction Materials	124,083	—	—	124,083
Consumer Finance	8,258,780	—	—	8,258,780
Consumer Staples Distribution & Retail	6,732,328	—	—	6,732,328
Containers & Packaging	1,465,158	—	—	1,465,158
Diversified Consumer Services	1,914,528	—	—	1,914,528
Diversified REITs	688,872	—	—	688,872

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2024	BlackRock Advantage SMID Cap Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Diversified Telecommunication Services	$960,783	$—	$—	$960,783
Electric Utilities	2,090,760	—	—	2,090,760
Electrical Equipment	9,618,721	—	—	9,618,721
Electronic Equipment, Instruments & Components	13,419,446	—	—	13,419,446
Energy Equipment & Services	1,892,650	—	—	1,892,650
Entertainment	1,921,801	—	—	1,921,801
Financial Services	10,468,574	—	—	10,468,574
Food Products	2,508,837	—	—	2,508,837
Gas Utilities	6,304,995	—	—	6,304,995
Ground Transportation	3,700,223	—	—	3,700,223
Health Care Equipment & Supplies	7,841,935	—	—	7,841,935
Health Care Providers & Services	8,139,964	—	—	8,139,964
Health Care Technology	2,667,021	—	—	2,667,021
Hotel & Resort REITs	5,752,284	—	—	5,752,284
Hotels, Restaurants & Leisure	11,316,181	—	—	11,316,181
Household Durables	13,385,967	—	—	13,385,967
Household Products	1,020,875	—	—	1,020,875
Independent Power and Renewable Electricity Producers	258,271	—	—	258,271
Insurance	13,438,218	—	—	13,438,218
Interactive Media & Services	3,033,677	—	—	3,033,677
IT Services	2,161,151	—	—	2,161,151
Leisure Products	45,008	—	—	45,008
Life Sciences Tools & Services	4,756,278	—	—	4,756,278
Machinery	16,291,852	—	—	16,291,852
Marine Transportation	591,561	—	—	591,561
Media	2,195,932	—	—	2,195,932
Metals & Mining	6,610,748	—	—	6,610,748
Mortgage Real Estate Investment Trusts (REITs)	100,265	—	—	100,265
Multi-Utilities	178,497	—	—	178,497
Office REITs	2,098,804	—	—	2,098,804
Oil, Gas & Consumable Fuels	18,089,780	—	—	18,089,780
Paper & Forest Products	847,491	—	—	847,491
Passenger Airlines	3,411,952	—	—	3,411,952
Personal Care Products	625,362	—	—	625,362
Pharmaceuticals	7,960,234	5,035	—	7,965,269
Professional Services	11,778,121	—	—	11,778,121
Real Estate Management & Development	2,060,569	—	—	2,060,569
Residential REITs	2,702,519	—	—	2,702,519
Retail REITs	6,250,524	—	—	6,250,524
Semiconductors & Semiconductor Equipment	7,774,125	—	—	7,774,125
Software	30,178,698	—	—	30,178,698
Specialized REITs	2,695,084	—	—	2,695,084
Specialty Retail	14,666,926	—	—	14,666,926
Technology Hardware, Storage & Peripherals	3,230,094	—	—	3,230,094
Textiles, Apparel & Luxury Goods	10,399,134	—	—	10,399,134
Trading Companies & Distributors	11,383,989	—	—	11,383,989
Wireless Telecommunication Services	211,320	—	—	211,320
Rights	—	1,732	—	1,732
Short-Term Securities
Money Market Funds	7,581,776	—	—	7,581,776

	$426,020,458	$6,767	$—	$426,027,225

Derivative Financial Instruments(a)
Assets
Equity Contracts	$127,894	$—	$—	$127,894

(a) Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

March 31, 2024

BlackRock Advantage SMID Cap Fund, Inc.

ASSETS
Investments, at value — unaffiliated(a)(b)	$418,445,449
Investments, at value — affiliated(c)	7,581,776
Cash	96,280
Cash pledged:
Futures contracts	283,000
Receivables:
Investments sold	4,101,215
Securities lending income — affiliated	3,662
Capital shares sold	321,914
Dividends — unaffiliated	446,609
Dividends — affiliated	14,586
From the Manager	16,299
Prepaid expenses	41,946

Total assets	431,352,736

LIABILITIES
Collateral on securities loaned	3,843,444
Payables:
Investments purchased	3,834,645
Administration fees	14,842
Capital shares redeemed	719,974
Investment advisory fees	86,730
Directors’ and Officer’s fees	3,577
Other accrued expenses	161,613
Other affiliate fees	1,252
Professional fees	56,883
Service and distribution fees	44,909

Total liabilities	8,767,869

Commitments and contingent liabilities

NET ASSETS	$422,584,867

NET ASSETS CONSIST OF:
Paid-in capital	$385,305,620
Accumulated earnings	37,279,247

NET ASSETS	$422,584,867

(a) Investments, at cost — unaffiliated	$359,962,468
(b) Securities loaned, at value	$3,689,072
(c) Investments, at cost — affiliated	$7,581,776

F I N A N C I A L S T A T E M E N T S	17

Statement of Assets and Liabilities (continued)

March 31, 2024

BlackRock Advantage SMID Cap Fund, Inc.

NET ASSET VALUE
Institutional
Net assets	$97,832,404

Shares outstanding	3,413,816

Net asset value	$28.66

Shares authorized	100 million
Par value	$0.10
Investor A
Net assets	$194,650,808

Shares outstanding	7,296,002

Net asset value	$26.68

Shares authorized	100 million

Par value	$0.10

Investor C
Net assets	$3,056,425

Shares outstanding	262,990

Net asset value	$11.62

Shares authorized	100 million

Par value	$0.10

Class K
Net assets	$122,457,003

Shares outstanding	4,275,779

Net asset value	$28.64

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$4,588,227

Shares outstanding	303,651

Net asset value	$15.11

Shares authorized	100 million

Par value	$0.10

See notes to financial statements.

18	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended March 31, 2024

BlackRock Advantage SMID Cap Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$5,450,055
Dividends — affiliated	190,522
Securities lending income — affiliated — net	32,072
Foreign taxes withheld	(12,668)

Total investment income	5,659,981

EXPENSES
Investment advisory	1,844,001
Service and distribution — class specific	497,389
Transfer agent — class specific	352,379
Administration	156,740
Professional	129,448
Registration	90,177
Administration — class specific	73,779
Accounting services	56,573
Custodian	40,798
Printing and postage	30,085
Directors and Officer	9,198
Miscellaneous	29,864

Total expenses	3,310,431
Less:
Administration fees waived by the Manager — class specific	(73,779)
Fees waived and/or reimbursed by the Manager	(799,517)
Transfer agent fees waived and/or reimbursed — class specific	(220,440)

Total expenses after fees waived and/or reimbursed	2,216,695

Net investment income	3,443,286

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	16,694,575
Investments — affiliated	1,747
Futures contracts	1,188,552

17,884,874

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	59,568,525
Investments — affiliated	(1,309)
Futures contracts	(98,717)
Foreign currency translations	(1)

59,468,498

Net realized and unrealized gain	77,353,372

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$80,796,658

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Statements of Changes in Net Assets

	BlackRock Advantage SMID Cap Fund, Inc.
	Year Ended 03/31/24	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income	$3,443,286	$3,251,840

Net realized gain (loss)	17,884,874	(31,117,205)

Net change in unrealized appreciation (depreciation)	59,468,498	(2,478,872)

Net increase (decrease) in net assets resulting from operations	80,796,658	(30,344,237)

DISTRIBUTIONS TO SHAREHOLDERS(a)

Institutional	(824,352)	(774,374)

Investor A	(1,571,047)	(1,620,799)

Investor C	(45,889)	(50,394)

Class K	(1,200,650)	(606,507)

Class R	(58,741)	(63,246)

Decrease in net assets resulting from distributions to shareholders	(3,700,679)	(3,115,320)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	1,873,069	(7,759,506)

NET ASSETS

Total increase (decrease) in net assets	78,969,048	(41,219,063)

Beginning of year	343,615,819	384,834,882

End of year	$422,584,867	$343,615,819

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

20	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc.
	Institutional

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20

Net asset value, beginning of year	$23.51	$25.77	$36.31	$24.09		$27.40

Net investment income(a)	0.26	0.26	0.23	0.33		0.41

Net realized and unrealized gain (loss)	5.14	(2.29)	0.38	13.54		(2.89)

Net increase (decrease) from investment operations	5.40	(2.03)	0.61	13.87		(2.48)

Distributions(b)

From net investment income	(0.25)	(0.23)	(0.41)	(0.28)		(0.38)

From net realized gain	—	—	(10.74)	(1.37)		(0.45)

Total distributions	(0.25)	(0.23)	(11.15)	(1.65)		(0.83)

Net asset value, end of year	$28.66	$23.51	$25.77	$36.31		$24.09

Total Return(c)

Based on net asset value	23.15%	(7.86)%	1.46%	58.11%		(9.60)%

Ratios to Average Net Assets(d)

Total expenses	0.79%	0.79%	0.79%	0.86	%(e)	0.85	%(f)

Total expenses after fees waived and/or reimbursed	0.48%	0.48%	0.48%	0.48	%(e)	0.48	%(f)

Net investment income	1.04%	1.11%	0.82%	1.03	%(e)	1.44	%(f)

Supplemental Data

Net assets, end of year (000)	$97,832	$78,727	$91,738	$103,266		$72,044

Portfolio turnover rate	120%	125%	145%	208	%(g)	123%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(e)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master Advantage SMID Cap LLC (the “Master LLC”) as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(f)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.

(g)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)
	Investor A

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20

Net asset value, beginning of year	$21.91	$24.05	$34.61	$23.02		$26.22

Net investment income(a)	0.19	0.19	0.15	0.24		0.33

Net realized and unrealized gain (loss)	4.78	(2.14)	0.37	12.93		(2.76)

Net increase (decrease) from investment operations	4.97	(1.95)	0.52	13.17		(2.43)

Distributions(b)

From net investment income	(0.20)	(0.19)	(0.34)	(0.21)		(0.32)

From net realized gain	—	—	(10.74)	(1.37)		(0.45)

Total distributions	(0.20)	(0.19)	(11.08)	(1.58)		(0.77)

Net asset value, end of year	$26.68	$21.91	$24.05	$34.61		$23.02

Total Return(c)

Based on net asset value	22.85%	(8.10)%	1.20%	57.69%		(9.79)%

Ratios to Average Net Assets(d)

Total expenses	1.05%	1.05%	1.04%	1.10	%(e)	1.12	%(f)

Total expenses after fees waived and/or reimbursed	0.73%	0.73%	0.73%	0.73	%(e)	0.73	%(f)

Net investment income	0.81%	0.86%	0.57%	0.78	%(e)	1.19	%(f)

Supplemental Data

Net assets, end of year (000)	$194,651	$181,709	$224,871	$259,637		$188,164

Portfolio turnover rate	120%	125%	145%	208	%(g)	123%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(e)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(f)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.

(g)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

22	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)
	Investor C

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20

Net asset value, beginning of year	$9.70	$10.81	$21.55	$14.52		$16.83

Net investment income (loss)(a)	0.00 (b)	0.01	(0.02)	0.02		0.08

Net realized and unrealized gain (loss)	2.10	(0.96)	0.29	8.11		(1.72)

Net increase (decrease) from investment operations	2.10	(0.95)	0.27	8.13		(1.64)

Distributions(c)

From net investment income	(0.18)	(0.16)	(0.27)	—		(0.22)

From net realized gain	—	—	(10.74)	(1.10)		(0.45)

Total distributions	(0.18)	(0.16)	(11.01)	(1.10)		(0.67)

Net asset value, end of year	$11.62	$9.70	$10.81	$21.55		$14.52

Total Return(d)

Based on net asset value	21.91%	(8.78)%	0.42%	56.51%		(10.45)%

Ratios to Average Net Assets(e)

Total expenses	1.96%	1.90%	1.92%	1.92	%(f)	1.98	%(g)

Total expenses after fees waived and/or reimbursed	1.48%	1.48%	1.48%	1.48	%(f)	1.48	%(g)

Net investment income (loss)	0.05%	0.11%	(0.17)%	0.13	%(f)	0.44	%(g)

Supplemental Data

Net assets, end of year (000)	$3,056	$2,710	$3,866	$4,322		$21,376

Portfolio turnover rate	120%	125%	145%	208	%(h)	123%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005 per share.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(g)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.

(h)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)
	Class K

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20

Net asset value, beginning of year	$23.49	$25.75	$36.29	$24.08		$27.38

Net investment income(a)	0.27	0.27	0.25	0.34		0.43

Net realized and unrealized gain (loss)	5.14	(2.29)	0.38	13.54		(2.89)

Net increase (decrease) from investment operations	5.41	(2.02)	0.63	13.88		(2.46)

Distributions(b)

From net investment income	(0.26)	(0.24)	(0.43)	(0.30)		(0.39)

From net realized gain	—	—	(10.74)	(1.37)		(0.45)

Total distributions	(0.26)	(0.24)	(11.17)	(1.67)		(0.84)

Net asset value, end of year	$28.64	$23.49	$25.75	$36.29		$24.08

Total Return(c)

Based on net asset value	23.23%	(7.83)%	1.51%	58.16%		(9.53)%

Ratios to Average Net Assets(d)

Total expenses	0.67%	0.67%	0.67%	0.76	%(e)	0.77	%(f)

Total expenses after fees waived and/or reimbursed	0.43%	0.43%	0.43%	0.43	%(e)	0.43	%(f)

Net investment income	1.11%	1.14%	0.94%	1.08	%(e)	1.49	%(f)

Supplemental Data

Net assets, end of year (000)	$122,457	$76,595	$59,019	$2,372		$1,549

Portfolio turnover rate	120%	125%	145%	208	%(g)	123%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(e)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(f)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.

(g)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

24	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)
	Class R

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20

Net asset value, beginning of year	$12.52	$13.87	$24.56	$16.66		$19.18

Net investment income(a)	0.07	0.08	0.05	0.12		0.19

Net realized and unrealized gain (loss)	2.72	(1.24)	0.32	9.31		(1.98)

Net increase (decrease) from investment operations	2.79	(1.16)	0.37	9.43		(1.79)

Distributions(b)

From net investment income	(0.20)	(0.19)	(0.32)	(0.16)		(0.28)

From net realized gain	—	—	(10.74)	(1.37)		(0.45)

Total distributions	(0.20)	(0.19)	(11.06)	(1.53)		(0.73)

Net asset value, end of year	$15.11	$12.52	$13.87	$24.56		$16.66

Total Return(c)

Based on net asset value	22.55%	(8.37)%	1.01%	57.23%		(10.00)%

Ratios to Average Net Assets(d)

Total expenses	1.42%	1.44%	1.43%	1.40	%(e)	1.41	%(f)

Total expenses after fees waived and/or reimbursed	0.98%	0.98%	0.98%	0.98	%(e)	0.98	%(f)

Net investment income	0.54%	0.61%	0.32%	0.56	%(e)	0.94	%(f)

Supplemental Data

Net assets, end of year (000)	$4,588	$3,875	$5,340	$5,879		$8,359

Portfolio turnover rate	120%	125%	145%	208	%(g)	123%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(e)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(f)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.

(g)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Advantage SMID Cap Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

26	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances. For financial reporting purposes, custodian credits, if any, are included in interest income in the Statement of Operations.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Fund (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Citigroup Global Markets, Inc.	$697,909	$(697,909)	$—		$—
Credit Suisse Securities (USA) LLC	159,267	(159,267)	—		—
J.P. Morgan Securities LLC	2,484,647	(2,484,647)	—		—
TD Prime Services LLC	347,249	(347,249)	—		—

	$3,689,072	$(3,689,072)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

28	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.500%
$1 billion - $1.5 billion	0.475
Greater than $1.5 billion	0.450

Service and Distribution Fees: The Fund entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended March 31, 2024, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Class R	Total
Service and distribution — class specific	$450,904	$26,653	$19,832	$497,389

Administration: The Fund entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended March 31, 2024, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Administration — class specific	$16,252	$36,002	$534	$20,199	$792	$73,779

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended March 31, 2024, the Fund did not pay any amounts to affiliates in return for these services.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended March 31, 2024, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Reimbursed amounts	$3,912	$3,830	$408	$101	$90	$8,341

For the year ended March 31, 2024, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Transfer agent — class specific	$99,498	$230,988	$7,788	$4,093	$10,012	$352,379

Other Fees: For the year ended March 31, 2024, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $1,324.

For the year ended March 31, 2024, affiliates received CDSCs as follows:

Share Class	Amounts
Investor A	$526
Investor C	287

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended March 31, 2024, the amount waived was $2,774.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended March 31, 2024, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitations
Institutional	0.48%
Investor A	0.73
Investor C	1.48
Class K	0.43
Class R	0.98

The Manager has agreed not to reduce or discontinue this contractual expense limitations through June 30, 2025, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended March 31, 2024, the Manager waived and/or reimbursed investment advisory fees of $796,743 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Statement of Operations. For the year ended March 31, 2024, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Administration fees waived by the Manager — class specific	$16,252	$36,002	$534	$20,199	$792	$73,779
Transfer agent fees waived and/or reimbursed — class specific	59,131	142,688	6,439	4,093	8,089	220,440

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional, managed by the Manager or its affiliates. However, BIM has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been reinvested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee, is determined to be in the best interests of such money market fund.

30	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral, (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. The Fund retains a portion of the securities lending income and remits the remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended March 31, 2024, the Fund paid BIM $7,339 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended March 31, 2024, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended March 31, 2024, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain

$ 12,483,937	$17,044,925	$911,064

7.	PURCHASES AND SALES

For the year ended March 31, 2024, purchases and sales of investments, excluding short-term securities, were $443,455,260 and $438,329,752, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of the tax year ended March 31, 2024, permanent differences attributable to distributions paid in excess of taxable income were reclassified to the following accounts:

Amounts
Paid-in capital	$(16,530)
Accumulated earnings (loss)	16,530

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

	Year Ended 03/31/24	Year Ended 03/31/23
Ordinary income	$3,700,679	$3,115,320

As of March 31, 2024, the tax components of accumulated earnings were as follows:

Fund Name	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Advantage SMID Cap Fund, Inc.	$(19,888,059)	$57,167,306	$37,279,247

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net accumulated losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and REITs Basis Adjustments.

During the year ended March 31, 2024, the Fund utilized the following amount of its capital loss carryforward:

Advantage SMID Cap Fund, Inc.
Amount utilized	$15,532,019

As of March 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts
Tax cost	$368,856,746

Gross unrealized appreciation	$74,354,339
Gross unrealized depreciation	(17,183,860)

Net unrealized appreciation (depreciation)	$57,170,479

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended March 31, 2024, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant

32	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 03/31/24		Year Ended 03/31/23
Share Class	Shares	Amount	Shares	Amount
Institutional
Shares sold	716,709	$18,268,156	499,258	$11,610,143
Shares issued in reinvestment of distributions	29,542	732,455	29,709	686,568
Shares redeemed	(681,774)	(16,960,132)	(738,971)	(17,178,009)

	64,477	$2,040,479	(210,004)	$(4,881,298)

Investor A
Shares sold and automatic conversion of shares	316,189	$7,231,878	316,676	$6,880,965
Shares issued in reinvestment of distributions	62,170	1,435,495	68,602	1,479,068
Shares redeemed	(1,376,611)	(31,943,056)	(1,440,009)	(31,175,098)

	(998,252)	$(23,275,683)	(1,054,731)	$(22,815,065)

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (continued)

	Year Ended 03/31/24		Year Ended 03/31/23
Share Class	Shares	Amount	Shares	Amount
Investor C
Shares sold	84,809	$856,725	55,667	$540,838
Shares issued in reinvestment of distributions	4,544	45,805	5,258	50,318
Shares redeemed and automatic conversion of shares	(105,761)	(1,068,899)	(139,066)	(1,349,220)

	(16,408)	$(166,369)	(78,141)	$(758,064)

Class K
Shares sold	2,022,976	$48,597,167	1,941,040	$44,104,133
Shares issued in reinvestment of distributions	48,443	1,200,389	26,257	606,270
Shares redeemed	(1,056,395)	(26,465,464)	(998,126)	(23,083,717)

	1,015,024	$23,332,092	969,171	$21,626,686

Class R
Shares sold	75,897	$1,028,821	43,024	$534,084
Shares issued in reinvestment of distributions	4,487	58,737	4,994	61,580
Shares redeemed	(86,213)	(1,145,008)	(123,613)	(1,527,429)

	(5,829)	$(57,450)	(75,595)	$(931,765)

	59,012	$1,873,069	(449,300)	$(7,759,506)

34	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 11, 2024, the 364-day credit agreement to which the Fund, and the Participating Funds are party, was amended to (i) decrease the aggregate commitment amount to $2.40 billion, and (ii) extend the termination date to April 2025.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of BlackRock Advantage SMID Cap Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage SMID Cap Fund, Inc. (the “Fund”), including the schedule of investments, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

May 22, 2024

We have served as the auditor of one or more BlackRock investment companies since 1992.

36	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2024:

Fund Name	Qualified Dividend Income
BlackRock Advantage SMID Cap Fund, Inc.	$3,700,679

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended March 31, 2024:

Fund Name	Federal Obligation Interest
BlackRock Advantage SMID Cap Fund, Inc.	$15,498

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2024 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

BlackRock Advantage SMID Cap Fund, Inc.	91.03%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended March 31, 2024:

Fund Name	Interest Dividends
BlackRock Advantage SMID Cap Fund, Inc.	$98,866

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended March 31, 2024:

Fund Name	Interest- Related Dividends
BlackRock Advantage SMID Cap Fund, Inc.	$98,866

I M P O R T A N T T A X I N F O R M A T I O N	37

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Advantage SMID Cap Fund, Inc. (the “Fund”) has adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Fund, met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size utilized for liquidity classifications. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

38	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			28 RICs consisting of 165 Portfolios	None

Susan J. Carter 1956	Director (Since 2019)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management from 2016 to 2018; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.

			28 RICs consisting of 165 Portfolios	None

Collette Chilton 1958	Director (Since 2019)

Senior advisor, Insignia since 2024; Chief Investment Officer, Williams College from 2006 to 2023; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			28 RICs consisting of 165 Portfolios	None

Neil A. Cotty 1954	Director (Since 2019)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			28 RICs consisting of 165 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2016)

Director, Pioneer Public Interest Law Center since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			28 RICs consisting of 165 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	39

Director and Officer Information (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 165 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	28 RICs consisting of 165 Portfolios	None

Donald C. Opatrny 1952	Director (Since 2015)

Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and Trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; Member of Affordable Housing Supply Board of Jackson, Wyoming from 2017 to 2022; Member, Investment Funds Committee, State of Wyoming from 2017 to 2023; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Funds Committee, State of Wyoming from 2017 to 2023; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.

			28 RICs consisting of 165 Portfolios	None

Kenneth L. Urish 1951	Director (Since 2019)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			28 RICs consisting of 165 Portfolios	None

40	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Director (Since 2019)

Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC from 2003 to 2023; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.

			28 RICs consisting of 165 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	41

Director and Officer Information (continued)

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Principal Occupation(s) During Past 5 Years

Robert Fairbairn 1965	Director (Since 2015)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			96 RICs consisting of 267 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	98 RICs consisting of 269 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

42	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019; Executive Vice President of PIMCO from 2016 to 2019.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)

Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Fund.

DI R E C T O R A N D O F F I C E R I N F O R M A T I O N	43

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

44	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10001

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Manager and Administrator

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	45

Glossary of Terms Used in this Report

Portfolio Abbreviation

CVR	Contingent Value Rights

LP	Limited Partnership

NVS	Non-Voting Shares

46	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

VO-03/24-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Experts – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage SMID Cap Fund, Inc.	$31,212	$31,212	$0	$44	$15,288	$17,100	$407	$218

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage SMID Cap Fund, Inc.	$15,695	$17,362

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Advantage SMID Cap Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage SMID Cap Fund, Inc.

Date: May 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage SMID Cap Fund, Inc.

Date: May 22, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Advantage SMID Cap Fund, Inc.

Date: May 22, 2024